                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CepTor  Corporation,  (the "Company")
on Form  10-QSB for  quarterly  period  ended  March 31,  2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, William
H. Pursley,  Chairman of the Board and Chief  Executive  Officer of the Company,
certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13 (a) of 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 22, 2006

                                         /s/ William H. Pursley
                                         ------------------------------------
                                         William H. Pursley
                                         Chairman of the Board and Chief
                                         Executive Officer